EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Solarte Hotel Corporation  (the "Company") on Form  20-F for the  period  ending  June 30, 2010, as filed with the Securities and Exchange  Commission on the date hereof  (the "Report"),  I, Karen Campo, President of Esthetics World, the  Chief Executive and Financial  Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material  respects, the financial condition and results of operations of the Company.

July 14, 2011

/s/ Karen Campo

Karen Campo, for Esthetics World

Chief Executive and Financial Officer

(Principal Executive, Financial and Accounting Officer)

Date